EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We hereby consent to the incorporation by reference of our report dated March
27, 2008 with respect to the consolidated financial statements of Sutron Corporation included in the Annual Report on Form 10-KSB for the year ended December 31, 2007 into the Company's previously filed Registration Statement on Form S-8 (No. 333-125997).


/s/ Thompson, Greenspon & Co., P.C.
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March 27, 2008
Fairfax, Virginia